EXHIBIT 10.4C
                                                                       EXECUTION


                                MITEL CORPORATION

                              SECOND AMENDMENT AND
                       LIMITED WAIVER TO CREDIT AGREEMENT


                  This SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of August 6, 1998, and entered into by and among Mitel Corporation, a corporation organized under the laws of Canada ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), Goldman Sachs Credit Partners L.P. ("GSCP") as arranger, advisor and syndication agent (in such capacity, the "Syndication Agent") and Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent, and for purposes of Section 11 hereof, the Subsidiary Guarantors listed on the signature pages hereto (collectively the "Credit Support Parties"), and is made with reference to that certain Credit Agreement dated as of February 12, 1998, by and among Company, Lenders, GSCP, as Syndication Agent, and CIBC, as Administrative Agent, as amended by that certain First Amendment and Limited Waiver dated as of March 16, 1998 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Mitel Telecom Limited has acquired the shares of 62 VSQ Limited, a company organized under the laws of England and Wales (now know as Mitel Corporation Limited) ("MCL") and its wholly owned Subsidiary TSC Vicom Limited, a company organized under the laws of Scotland ("TSC") pursuant to subsection 7.7(v) of the Credit Agreement for an aggregate purchase price of less than $10,000,000; and

                  WHEREAS, Company has requested that, (i) Requisite Lenders waive the requirement set forth in subsection 6.8C of the Credit Agreement with respect to MCL and TSC, (ii) in the event Company acquires a new Subsidiary in connection with a Permitted Acquisition, Company not be required to comply with the provisions of subsection 6.8C of the Credit Agreement if such new Subsidiary has assets on a consolidated basis of less than $10,000,000, and (iii) certain other amendments be made to the Credit Agreement as more fully set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO CREDIT AGREEMENT

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                  A. Subsection 6.1. Subsection 6.1 is hereby amended by
inserting the parenthetical "(or to the Administrative Agent with instructions to deliver to Lenders, in which case Administrative Agent shall promptly so deliver)" immediately after the phrase "Company will deliver to Syndicate Agent, Administrative Agent and Lenders" appearing in the second sentence thereof.

                  B. Subsection 6.8C. Subsection 6.8C of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

         "; provided, however, that, notwithstanding anything in the foregoing to the contrary, in the event that any Person becomes a Subsidiary of Company after the date hereof, Company shall not be required to comply with clauses (i) through (iii) of this subsection 6.8C in respect of such Subsidiary for so long as (x) such Subsidiary does not own or acquire assets (including receivables) on a consolidated basis with an aggregate fair market value (without netting such fair market value against any liability of such Subsidiary) exceeding $10,000,000 and (y) the aggregate fair market value of the assets (including receivables) on a consolidated basis of all such Subsidiaries (without netting such fair market value against any liability of such Subsidiaries) does not exceed $35,000,000 in the aggregate."

                  C. Subsection 7.3(ii). Subsection 7.3(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(ii) Company and its Subsidiaries may (a) continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company, (b) make and maintain Investments in any Subsidiary Guarantor from and after the Closing Date and
                  (c) make Investments in any Immaterial Subsidiary from and after the Closing Date in an aggregate cumulative amount not to exceed $10,000,000; provided, however, that from and after the Closing Date, the aggregate cumulative amount of Investments in all Immaterial Subsidiaries pursuant to this subsection 7.3(ii) shall not exceed $35,000,000; provided further, however, that to the extent any such Immaterial Subsidiary becomes a Subsidiary Guarantor after or as a result of any such Investment under this clause (c), the amount of all Investments in such Immaterial Subsidiary pursuant to this subsection 7.3(ii) shall not then be counted towards the foregoing $10,000,000 or $35,000,000 limitations;"

                  D. Subsection 7.4(iv). Subsection 7.4(iv) of the Credit Agreement is hereby amended by deleting the figure "$500,000,000" appearing therein and inserting the figure "$600,000,000" in its place.

                  E. Subsection 7.4(vi). Subsection 7.4(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(vi) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of (a) the obligations of suppliers, customers, franchisees and


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                  licensees of Company and its Subsidiaries and (b) the
                  obligations of any Subsidiary of Company under real property leaseholds in an aggregate amount under all such guaranties not to exceed at any time $10,000,000;"

                  F. Subsection 7.10. Subsection 7.10 of the Credit Agreement is hereby amended by amending and restating the proviso at the end thereof in its entirety as follows:

         "; provided, however, that, Company and its Subsidiaries may become and remain liable as lessee with respect to (a) sale and lease-back transactions with respect to assets with a fair market value not to exceed $8,000,000 in the aggregate in any Fiscal Year and (b) sale and lease-back transactions in existence on the Closing Date and set forth on Schedule 7.10 annexed hereto."

                  G. Schedules 4.1C and 5.1. Schedules 4.1C (Corporate and Capital Structure; Ownership; Management) and 5.1 (Subsidiaries of Company) of the Credit Agreement are hereby amended to reflect that (i) Mitel Semiconductor, Inc. is now a wholly owned Subsidiary of Mitel, Inc. and (ii) MCL and TSC are wholly owned Subsidiaries of Mitel Telecom.

Section 2. LIMITED WAIVERS TO THE CREDIT AGREEMENT

                  Limited Waiver Under Subsection 6.8C. On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, Requisite Lenders hereby agree to waive Company's compliance with the provisions of subsection 6.8C with respect to MCL and TSC during the period prior to the Second Amendment Effective Date.

Section 3. LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to noncompliance by Borrower with the provisions of Section 6.8C of the Credit Agreement in the manner and to the extent described above and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by Borrower with respect to (i) Section 6.8C of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


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

Section 4. CONDITIONS TO EFFECTIVENESS

                  Notwithstanding anything to the contrary herein, this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

                  A. Company and each Credit Support Party shall have delivered to Administrative Agent sufficient originally executed copies for each Lender and its counsel of this Amendment;

                  B. Requisite Lenders shall each have executed a counterpart of this Amendment; and

                  C. Company and Administrative Agent shall have received written notification of such execution by such Lenders and authorization of delivery thereof.

Section 5. REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company hereby represents and warrants that after giving effect to this Amendment:

                  A. Corporate Power and Authority. Each of Company and each Credit Support Party has all requisite corporate power and authority to enter into this Amendment, and each of Company and each Credit Support Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment.

                  B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement") have been duly authorized by all necessary corporate action on the part of Company.

                  C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency or government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries (other than, with respect to the exercise of certain remedies under the U.K. Guarantee and Debenture, as such remedies may be affected by certain government contracts in the United


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

                  Kingdom), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body.

                  E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in
                  Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  H. No Change to Organizational Documents. Neither the Certificate of Incorporation nor the Bylaws of Company has been amended, supplemented or otherwise modified since the Closing Date.

Section 6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE
           OTHER LOAN DOCUMENTS.

                  A. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan


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


Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

Section 7. FEES AND EXPENSES.

                  Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

Section 8. HEADINGS.

                  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 9. COUNTERPARTS

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 10. GOVERNING LAW

                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Section 11. ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT PARTIES


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

                  Each undersigned Credit Support Party is a party to one or more of the Subsidiary Security Agreement (U.S.), the Subsidiary Pledge Agreement (U.S.), the Subsidiary Patent and Trademark Security Agreement (U.S.), the U.K. Pledge Agreement, the U.K. Guarantee and Debenture, the Copyright Security Agreement and certain other Collateral Documents delivered pursuant to the Credit Agreement (collectively, the "Subsidiary Collateral Documents") and either the Subsidiary Guaranty or the U.K. Guarantee and Debenture in each case as amended through the Second Amendment Effective Date, pursuant to which each Credit Support Party has (a) guarantied the Obligations and (b) created Liens in favor of Administrative Agent on certain Collateral and pledged certain Collateral to Administrative Agent to secure the obligations of such Credit Support Parties under the Guaranties. The Subsidiary Guaranty, U.K. Guarantee and Debenture and the other Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document) and "Indebtedness" (as defined in the U.K. Guarantee and Debenture), including without limitation the payment and performance of all such "Guarantied Obligations", "Secured Obligations" or "Indebtedness", as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties made by it contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                  [Remainder of page intentionally left blank]


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    MITEL CORPORATION



                                              Name:
                                              Title:


                                    LENDERS:

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    as a Lender and as Syndication Agent



                                              Authorized Signatory


                                    GOLDMAN SACHS CANADA CREDIT PARTNERS CO., as a Lender



                                              Authorized Signatory


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Lender and as Administrative Agent



                                              Executive Director


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

                                    CREDIT SUPPORT PARTIES:


                                    MITEL TELECOM LIMITED



                                              Name:
                                              Title:

                                    MITEL SEMICONDUCTOR LIMITED



                                              Name:
                                              Title:

                                    MITEL, INC.



                                              Name:
                                              Title:

                                    MITEL TELECOMMUNICATIONS SYSTEMS, INC.



                                              Name:
                                              Title:

                                    MITEL SEMICONDUCTOR AMERICAS, INC.



                                              Name:
                                              Title:

                                    MITEL SEMICONDUCTOR, INC.



                                              Name:
                                              Title:

                                    MITEL (BARBADOS) LTD.


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

                                              Name:
                                              Title:


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

                                    CAISSE DE DEPOT ET PLACEMENT DU QUEBEC



                                              Name:
                                              Title:


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

                                    THE SUMITOMO BANK OF CANADA, COMMERCE



                                              Name:
                                              Title:


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

                                    BANK OF TOKYO-MITSUBISHI (CANADA)



                                              Name:
                                              Title:


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

                                    BANK OF AMERICA CANADA



                                              Name:
                                              Title:


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

                                    THE BANK OF NOVA SCOTIA



                                              Name:
                                              Title:


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

                                    FIRST CHICAGO NBD BANK, CANADA



                                              Name:
                                              Title:


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

                                    FUJI BANK CANADA



                                              Name:
                                              Title:


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

                                    SOCIETE GENERALE CANADA



                                              Name:
                                              Title:


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

                                    NATIONAL BANK OF CANADA



                                              Name:
                                              Title:


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

                                    BANQUE NATIONALE DE PARIS (CANADA)



                                              Name:
                                              Title:


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

                                    DRESDNER BANK CANADA,



                                              Name:
                                              Title:


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

                                    CREDIT LYONNAIS CANADA,



                                              Name:
                                              Title:


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

                                    CYPRESS TREE INVESTMENT MANAGEMENT
                                    COMPANY, INC.,
                                    As: Attorney-in-Fact and on behalf of First
                                    Allmerica Financial Life Insurance Company as Portfolio Manager,



                                              Name:
                                              Title:


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

                                    FC CBO LIMITED



                                              Name:
                                              Title:


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

                                    ALLIANCE CAPITAL MANAGEMENT L.P.,
                                    as Manager on behalf of ALLIANCE CAPITAL
                                    FUNDING L.L.C.



                                              Name:
                                              Title:


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

                                    CREDIT AGRICOLE INDOSUEZ



                                              Name:
                                              Title:


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

                                    OSPREY INVESTMENTS PORTFOLIO
                                    Citibank, N.A., as Manager



                                              Name:
                                              Title:


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

                                    GENERAL ELECTRIC CAPITAL CORPORATION



                                              Name:
                                              Title:


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

                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                    INCOME TRUST



                                              Name:
                                              Title:


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

                                    OCTAGON LOAN TRUST



                                              Name:
                                              Title:


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

                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research,
                                    as Investment Advisor



                                              Name:
                                              Title:


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

                                    TORONTO DOMINION (TEXAS), INC.



                                              Name:
                                              Title:


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

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC.



                                              Name:
                                              Title:


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

                                    MERRILL LYNCH PRIME RATE PORTFOLIO



                                              Name:
                                              Title:


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

                                    PRIME RATE INCOME TRUST



                                              Name:
                                              Title:


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

                                    PROTECTIVE ASSET MANAGEMENT COMPANY



                                              Name:
                                              Title:

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